UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2020

Hasbro, Inc.
(Exact name of registrant as specified in its charter)

Rhode Island	1-6682		05-0155090
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

1027 Newport Avenue	Pawtucket,	Rhode Island	02861
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code:   (401) 431-8697
____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HAS	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 14, 2020, Hasbro, Inc. (the “Company”) held its 2020 Annual Meeting of Shareholders (the “Annual Meeting”). As of the record date of March 18, 2020, there were 137,006,950 shares of common stock outstanding and entitled to notice of and to vote at the Annual Meeting. Of the record date shares, 122,021,269 shares of common stock were represented at the Annual Meeting. The matters voted upon at the Annual Meeting and the results of the voting are set forth below.

Proposal 1 – Election of Directors

Shareholders approved the election of thirteen directors to serve for one-year terms expiring at the 2021 Annual Meeting of Shareholders, and until their successors are duly elected and qualified. The voting results for this proposal were as follows:

	For	Against	Abstain	Broker Non-Votes
Kenneth A. Bronfin	108,323,377	3,104,732	251,559	10,341,601
Michael R. Burns	111,487,063	116,463	76,142	10,341,601
Hope F. Cochran	110,837,077	769,042	73,549	10,341,601
Crispin H. Davis	110,956,324	647,693	75,651	10,341,601
John A. Frascotti	108,725,414	2,879,284	74,970	10,341,601
Lisa Gersh	109,164,868	2,267,111	247,689	10,341,601
Brian D. Goldner	106,277,935	5,178,094	223,639	10,341,601
Alan G. Hassenfeld	109,099,973	2,478,387	101,308	10,341,601
Tracy A. Leinbach	108,542,073	2,889,194	248,401	10,341,601
Edward M. Philip	102,859,578	8,714,160	105,930	10,341,601
Richard S. Stoddart	111,351,135	253,183	75,350	10,341,601
Mary Beth West	111,497,177	111,531	70,960	10,341,601
Linda K. Zecher	111,486,125	113,367	80,176	10,341,601

Proposal 2 – Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers

Shareholders approved, on an advisory basis, the compensation for the Company’s Named Executive Officers, as disclosed in the Compensation Discussion and Analysis and Executive Compensation sections in the proxy statement for the Annual Meeting. The voting results for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
105,679,003	5,854,216	146,449	10,341,601

Proposal 3 – Approve Amendments to the Company’s 2003 Stock Incentive Performance Plan

Shareholders approved the amendments to the Company’s Restated 2003 Stock Incentive Performance Plan, as such amendments are described in the proxy statement for the Annual Meeting. The voting results for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
92,185,876	19,342,180	151,612	10,341,601

Proposal 4 – Ratification of the Selection of KPMG LLP as Independent Registered Public Accounting Firm for Fiscal Year 2020

Shareholders ratified the appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm for its 2020 fiscal year. The voting results for this proposal were as follows:

For	Against	Abstain
116,820,200	4,393,129	807,940

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HASBRO, INC.

	By:	/s/ Deborah Thomas
	Name:	Deborah Thomas
	Title:	Executive Vice President and Chief Financial Officer (Duly Authorized Officer and Principal Financial Officer)
Date: May 15, 2020